Rule 497(e)
                                                      Registration No. 33-73824
                                                              File No. 811-8274

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                         MASSMUTUAL INSTITUTIONAL FUNDS
                       Supplement dated February 1, 1999
                    to the Prospectus dated May 1, 1998, as
                    previously supplemented December 1, 1998


THE PROSPECTUS IS CHANGED AS FOLLOWS:

1. The second paragraph on page 21 of the Prospectus, under the heading "FEATURES AND ELIGIBILITY REQUIREMENTS OF EACH CLASS" under the caption "CLASS S SHARES", is hereby replaced with the following:

      CLASS S SHARES

      ELIGIBLE PURCHASERS. Class S shares may be purchased by separate investment accounts of MassMutual. Class S shares also may be purchased by

      * Qualified plans under Section 401(a) of the Internal Revenue Code of 1986, and other retirement plans, which have Plan Assets in excess of $100 million; and
      * Other institutional investors with assets generally in excess of $100 million.

      These Investors must have an agreement with the Adviser or an affiliate of the Adviser to purchase Class S shares.

2. The paragraph on page 21 of the Prospectus entitled "CLASS S SHARES - NO SALES CHARGES" is hereby replaced with the following:

      Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor's money is invested in the Fund or Funds of its choice. Class S shares do not have deferred sales charges or any distribution or service fees.